Exhibit 10.43

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 19, 2023, is made by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (the “Parent”), certain wholly-owned Restricted Subsidiaries (as defined in the Credit Agreement defined below) of the Parent party hereto as borrowers (each such person and the Parent, individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), the guarantors party hereto (the “Guarantors”), the Lenders (as defined in the Credit Agreement) party hereto, and BANK OF MONTREAL, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, Guarantors, the Administrative Agent and the Lenders party hereto are parties to that certain Amended and Restated Credit Agreement, dated as of June 23, 2022 (as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested Lenders to provide a Revolving Facility Increase pursuant to Section 2.19 of the Credit Agreement to increase the Maximum Revolver Amount to an amount equal to Five Hundred Fifteen Million Dollars ($515,000,000) in the aggregate; and

WHEREAS, the Administrative Agent and certain of the Lenders have agreed to such Revolving Facility Increase (such Lenders increasing their Revolving Commitments being referred to herein as the “Increasing Lenders”) and to make certain amendments to the Credit Agreement subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

ARTICLE II

AMENDMENTS

2.01
Amendment to Recitals. Effective as of the First Amendment Effective Date (as defined below), the cover page of the Credit Agreement is hereby amended by removing “$440,000,000” and replacing it with “$515,000,000”.

2.02
Amendment to Section 1.1. Effective as of the First Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety to read as follows:

“Maximum Revolver Amount” means, as of October 19, 2023, $515,000,000, as such aggregate maximum amount may be increased from time to time as provided in Section 2.19 or reduced from time to time as provided in Section 2.5.

“Revolving Commitment” shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal Dollar amount at any time outstanding up to an amount equal to such Revolving Lender’s Revolving Commitment Percentage of its Revolving Commitment identified as its Revolving Commitment on Schedule 2.1(a) (which may be increased from time to time pursuant to Section 2.19). As of October 19, 2023, the Revolving Commitment is $515,000,000.

“Revolving Line Cap” shall mean the maximum principal amount permitted to be incurred under this Agreement pursuant to the terms of any Senior Notes Indenture, which in no case, shall be less than $515,000,000.

2.03
Amendment to Section 2.19(a). Effective as of the First Amendment Effective Date, Section 2.19(a) of the Credit Agreement shall be and hereby is amended by deleting the amount $150,000,000 and inserting in its place the amount $75,000,000.

2.04
Amendment to Schedule 2.1(a). Effective as of the First Amendment Effective Date, Schedule 2.1(a) to the Credit Agreement is hereby amended, restated and replaced in its entirety by Schedule 2.1(a) attached hereto.

2.05
The Borrowers, the Guarantors, the Increasing Lenders and the Administrative Agent acknowledge and agree that the increase in the Revolving Commitments set forth herein constitutes a Revolving Facility Increase under Section 2.19 of the Credit Agreement, and the Increasing Lenders agree to increase their Revolving Commitment pursuant to this Amendment. This Amendment constitutes an amendment under Section 2.19(e) of the Credit Agreement and the Administrative Agent is authorized to execute this Amendment on behalf of the Lenders.

ARTICLE III

NO WAIVER

3.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement or the other Credit Documents, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to thereafter demand strict compliance therewith. The Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents and this Amendment.

ARTICLE IV.

CONDITIONS PRECEDENT

4.01
Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Administrative Agent, of the following conditions precedent (the first such date upon which all such conditions have been satisfied being herein called the “First Amendment Effective Date”):

(a)
The Administrative Agent shall have received this Amendment, duly executed by Borrowers, Guarantors and the Increasing Lenders party hereto in form and substance reasonably satisfactory to the Administrative Agent and each Lender party hereto and its respective counsel.

(b)
The Administrative Agent shall have received a Note duly executed by Borrowers for any Lender that requests its Revolving Commitment (or any increase thereof) be evidenced by a Note.

(c)
The Administrative Agent shall have received from the Borrowers updated financial projections and an officer’s certificate, in each case in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, after giving effect to the Revolving Facility Increase effectuated under this Amendment and any Extension of Credit thereunder, if any, on the First Amendment Effective Date, on a pro forma basis, the Credit Parties will be in compliance with the Financial Covenants.

(d)
The Administrative Agent shall have received a Notice of Borrowing duly executed by Borrowers to the extent an Extension of Credit is to occur on the First Amendment Effective Date.

(e)
The representations and warranties made by the Credit Parties herein and in the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of the First Amendment Effective Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(f)
No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or immediately after giving effect to the First Amendment (including the Revolving Facility Increase contemplated therein) and the Extension of Credit to be made on the First Amendment Effective Date (if any) unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

(g)
Agent shall have received good standing (or equivalent status) of each Credit Party in its jurisdiction of organization and attach a good standing certificate (or equivalent) thereto dated not more than thirty (30) days prior to the First Amendment Effective Date issued by the appropriate Governmental Authorities of the state of incorporation or organization.

(h)
Borrowers shall have paid the fees set forth in the letter between the Administrative Agent and the Parent dated as of the date hereof and all other fees, costs and expense due and payable as of the First Amendment Effective Date under the Credit Agreement and the other Credit Documents.

For purposes of determining compliance with the conditions specified in this Article IV, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01
Reallocation of Revolving Loans. The parties hereto hereby acknowledge and agree that, pursuant to and in accordance with Section 2.19(c) of the Credit Agreement, in connection with the closing of the Revolving Facility Increase under this Amendment, on the First Amendment Effective Date, the outstanding Revolving Loans and Participation Interests shall be reallocated by causing such fundings and repayments (through the Administrative Agent) among each of the Lenders having a Revolving Commitment prior to such date and the Lenders acquiring a Revolving Commitment (pursuant to this Amendment) as necessary such that, after giving effect to this Amendment and the Revolving Facility Increase effectuated hereunder, each Lender will hold Revolving Loans and Participation Interests based on its Revolving Commitment Percentage set forth on Schedule 2.1(a) (after giving effect to such Revolving Facility Increase).

5.02
Survival of Representations and Warranties; Additional Representations and Warranties.

All representations and warranties made in the Credit Agreement, the Amendment and the other Credit Documents, shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Borrowers and Guarantors further represent and warrant that, after giving effect to this Amendment, the Credit Agreement is and shall continue to be permitted debt under each Senior Notes Indenture and the Liens securing the Obligations are, and shall continue to be, permitted liens under each Senior Notes Indenture and nothing contained herein shall cause an event of default to occur under any such Senior Notes Indenture.

5.03
General Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement (including, without limitation, the Guaranty set forth in Article X thereof) and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. The Credit Parties, the Administrative Agent and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby or in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms subject as to enforcement of remedies to (x) any Debtor Relief Laws and (y) general principles of equity, whether applied by a court of law or equity. Each Credit Party ratifies and reaffirms the Obligations (as increased hereby) are secured by the Credit Documents including, without limitation, all indebtedness and other obligations of Borrowers now or hereafter existing under the Credit Agreement.

5.04
Reaffirmations. (a) The Credit Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Credit Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

(b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to any modification of the Credit Agreement and the other Credit Documents effected pursuant to this Amendment. Each Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the Guaranty of such Guarantor and each other Credit Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the waivers or modifications to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or modifications to the Credit Agreement

5.05 No Change to Organization Documents; Resolutions. Each Credit Party hereby certifies that: (x) except with respect to the amendments to the Organization Documents of Enova Online Services, LLC, a true, correct and complete copy of which are attached hereto as Exhibit A, the copies of such Credit Party’s Organization Documents previously delivered to the Administrative Agent under the Credit Documents continue to be true, correct and complete, have not been amended or otherwise modified since the date of such delivery, and are in full force and effect on the date hereof; (y) the resolutions of such Credit Party delivered to the Administrative Agent in connection with the Credit Agreement continue to be true, correct and complete, have not been amended or otherwise modified since the date of such delivery, and are in full force and effect on the date hereof; and (z) each Person previously identified by such Credit Party to sign any Credit Document on behalf of such Credit Party continues to be so authorized on the date hereof and is authorized to sign this Amendment. The Administrative Agent may conclusively rely on this certification until it is otherwise notified by the applicable Credit Party in writing.

5.06 References to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.07 Costs and Expenses. Each Credit Party acknowledges that Section 9.5 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated thereunder.

5.08 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.09 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders, Credit Parties and their respective successors and permitted assigns, except that Credit Parties may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Administrative Agent and the Lenders and the Administrative Agent may only assign their rights hereunder as permitted by Section 9.6 of the Credit Agreement.

5.10 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

5.11 Further Assurances. To the extent required by Section 5.13 of the Credit Agreement, each Credit Party agrees to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Amendment.

5.12 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.13 No Limitation on Administrative Agent. Nothing in this Amendment shall be deemed in any way to limit or restrict Administrative Agent’s or any Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent or any Lender may deem appropriate in the event that there is an Event of Default continuing pursuant to Section 7.1(e) of the Credit Agreement.

5.14 Material Inducement. Each Credit Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Amendment have been made by Credit Parties as a material inducement to Administrative Agent and the Lenders to into this Amendment, that Administrative Agent and the Lenders are relying on such representations and warranties, and that Administrative Agent and the Lenders would not have entered into this Amendment without such representations, acknowledgments, agreements, and warranties.

5.15 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.16 Applicable Law. Sections 9.12 and 9.13 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.

5.17 Full Opportunity for Review; No Undue Influence. Credit Parties have reviewed this Amendment and each Credit Party acknowledges and agrees that it (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as it may wish, and (c) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by Administrative Agent or Lender or any other Person.

5.18 Entire Agreement. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its proper and duly authorized officers as of the date first written above.

BORROWERS, GUARANTORS and PARENT:

ENOVA INTERNATIONAL, INC.

a Delaware corporation

By: Name: Steve Cunningham

Title: Chief Financial Officer

AEL NET MARKETING, LLC

a Delaware limited liability company

AEL NET OF MISSOURI, LLC

a Delaware limited liability company

CASHNETUSA OF FLORIDA, LLC

a Delaware limited liability company

CNU OF ALASKA, LLC

a Delaware limited liability company

CNU OF CALIFORNIA, LLC

a Delaware limited liability company

CNU OF COLORADO, LLC

a Delaware limited liability company

CNU OF DELAWARE, LLC

a Delaware limited liability company

CNU OF FLORIDA, LLC

a Delaware limited liability company

CNU OF HAWAII, LLC

a Delaware limited liability company

CNU OF MAINE, LLC

a Delaware limited liability company

CNU OF MICHIGAN, LLC

a Delaware limited liability company

CNU OF MINNESOTA, LLC

a Delaware limited liability company

CNU OF MISSISSIPPI, LLC

a Delaware limited liability company

CNU OF MISSOURI, LLC

a Delaware limited liability company

CNU OF NEVADA, LLC

a Delaware limited liability company

CNU OF NEW MEXICO, LLC

a Delaware limited liability company

CNU OF NORTH DAKOTA, LLC

a Delaware limited liability company

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CNU OF OHIO, LLC

a Delaware limited liability company

CNU OF OKLAHOMA, LLC

a Delaware limited liability company

CNU OF RHODE ISLAND, LLC

a Delaware limited liability company

CNU OF SOUTH CAROLINA, LLC

a Delaware limited liability company

CNU OF TENNESSEE, LLC

a Delaware limited liability company

CNU OF WISCONSIN, LLC

a Delaware limited liability company

CNU OF WYOMING, LLC

a Delaware limited liability company

CNU TECHNOLOGIES OF IOWA, LLC

a Delaware limited liability company

ENOVA INTERNATIONAL GEC, LLC

a Delaware limited liability company

By: CNU ONLINE HOLDINGS, LLC

Its: Member

By: Name: Steve Cunningham

Title: Vice President

ALIGN INCOME SHARE FUNDING LLC

a Delaware limited liability company

ALIGN MINT, LLC

a Delaware limited liability company

BILLERS ACCEPTANCE GROUP, LLC

a Delaware limited liability company

THE BUSINESS BACKER, LLC

a Delaware limited liability company

CASHNET CSO OF MARYLAND, LLC

a Delaware limited liability company

CNU DOLLARSDIRECT INC.

a Delaware corporation

CNU OF ALABAMA, LLC

a Delaware limited liability company

CNU OF IDAHO, LLC

a Delaware limited liability company

CNU OF KANSAS, LLC

a Delaware limited liability company

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CNU OF LOUISIANA, LLC

a Utah liability company

CNU OF SOUTH DAKOTA, LLC

a Delaware limited liability company

CNU OF TEXAS, LLC

a Delaware limited liability company

CNU OF UTAH, LLC

a Utah limited liability company

CNU ONLINE HOLDINGS, LLC

a Delaware limited liability company

CUMULUS FUNDING, INC.

a Delaware corporation

ENERGY INTERMEDIATE, INC.

a Delaware corporation

ENOVA FINANCIAL HOLDINGS, LLC

a Delaware limited liability company

ENOVA ONLINE SERVICES, LLC

a Delaware limited liability company

ENOVA SMB, LLC

a Delaware limited liability company

HEADWAY CAPITAL, LLC

a Delaware limited liability company

MOBILE LEASING GROUP, INC.

a Delaware limited liability company

NC FINANCIAL SOLUTIONS, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF TEXAS, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF UTAH, LLC

a Utah limited liability company

NETCREDIT FINANCE, LLC

a Delaware limited liability company

NETCREDIT LOAN SERVICES, LLC

a Delaware limited liability company

ODK CAPITAL, LLC

a Utah limited liability company

TENNESSEE CNU, LLC

a Delaware limited liability company

PANGEA INTERMEDIATE, LLC

a Delaware limited liability company

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

PANGEA TRANSFER COMPANY, LLC

a Delaware limited liability company

By: Name: Steve Cunningham

Title: Vice President

CASHNETUSA CO LLC

a Delaware limited liability company

CASHNETUSA OR LLC

a Delaware limited liability company

THE CHECK GIANT NM, LLC

a Delaware limited liability company

By: CNU of New Mexico, LLC Its: Manager

By: CNU Online Holdings, LLC Its: Member

By: Name: Steve Cunningham

Title: Vice President

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF IDAHO, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC

a Delaware limited liability company

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC

a Utah limited liability company

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

a Delaware limited liability company

By: NC Financial Solutions, LLC Its: Member

By:

Name: Steve Cunningham

Title: Vice President

NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC

a Utah limited liability company

By: CNU of Utah, LLC Its: Member

By:

Name: Steve Cunningham

Title: Vice President

ENOVA DECISIONS, LLC

a Delaware limited liability company

By:

Name: Steve Cunningham

Title: Secretary

ODWS, LLC

a Delaware limited liability company

By:

Name: Steve Cunningham

Title: Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ON DECK CAPITAL, INC.

a Delaware corporation

By: Name: Steve Cunningham

Title: Treasurer

PANGEA USA, LLC

a Delaware limited liability company

By: Pangea Transfer Company, LLC Its: Member

By: Name: Steve Cunningham

Title: Vice President

CNU OF VIRGINIA, LLC

a Utah limited liability company

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

a Delaware limited liability company

By: Name: David Fisher

Title: President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

[Signature Page to Amended and Restated Credit Agreement – Enova]

BANK OF MONTREAL, as Administrative Agent and Collateral Agent on behalf of the Lenders

By:

Name: Chris Clark

Title: Managing Director

[Signature Page to Amended and Restated Credit Agreement – Enova]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF MONTREAL, as LC Issuer,

Swingline Lender and Lender

By:

Name: Chris Clark

Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

AXOS BANK, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

FIRST HORIZON BANK, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SYNOVUS BANK, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

LEFCO RP 1 LLC (“ARES”), as successor to Pacific Western Bank, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

VERITEX COMMUNITY BANK, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

TRANSPORTATION ALLIANCE BANK dba TAB Bank, as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SCHEDULE 2.1 (a)

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
Bank of Montreal	$120,000,000.00	23.30%
Axos Bank	$150,000,000.00	29.13%
Synovus Bank	$75,000,000.00	14.56%
LEFCO RP 1 LLC (“Ares”), as successor to Pacific Western Bank	$60,000,000.00	11.65%
Veritex Community Bank	$50,000,000.00	9.71%
First Horizon Bank	$45,000,000.00	8.74%
Transportation Alliance Bank Inc. d/b/a TAB Bank	$15,000,000.00	2.91%
Total	$515,000,000.00	100.00%

Exhibit A

Organization Documents of Enova Online Services, LLC